Exhibit 24



                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Daniel F. Akerson
                                    Daniel F. Akerson
                                    Chairman of the Board, Director
                                    and Chief Executive Officer
                                    (Principal Executive Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Steven M. Shindler
                                    Steven M. Shindler
                                    Vice President and Chief
                                    Financial Officer
                                    (Principal Financial Officer)

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/William Arendt
                                    William Arendt
                                    Controller (Principal
                                    Accounting Officer)

                                POWER OF ATTORNEY


                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Morgan E. O'Brien
                                    Morgan E. O'Brien
                                    Vice Chairman of the Board
                                    and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.


     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Timothy Donahue
                                    Timothy Donahue
                                    President and Chief Operating
                                    Officer and Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.


     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Frank M. Drendel
                                    Frank M. Drendel
                                    Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.


     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Keisuke Nakasaki
                                    Keisuke Nakasaki
                                    Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Masaaki Torimoto
                                    Masaaki Torimoto
                                    Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.


     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/Dennis Weibling
                                    Dennis Weibling
                                    Director

                                POWER OF ATTORNEY

                           NEXTEL COMMUNICATIONS, INC.

     The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-8 or other appropriate form in connection with unsecured contributions to the Company to be paid in accordance with the Company's Cash Compensation Deferral Plan does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, Gary D. Begeman and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                  December 17, 1997



                                    /s/William R. Conway, Jr.
                                    William E. Conway, Jr.
                                    Director